Exhibit 10.9
Second Amendment to the Development and Commercialization Agreement

This Second Amendment to the Development and Commercialization Agreement (“Second Amendment”), effective as of the date of the last signature below, is by and between BillionToOne, Inc., having offices at 1035 O’Brien Dr., Menlo Park, California 94025 (“BTO”) and Janssen Biotech, Inc., having offices at 800 Ridgeview Avenue, Horsham, PA 19044 (“Janssen”). BTO and Janssen are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into a Development and Commercialization Agreement, effective as of July 11, 2025, as amended (the “Agreement”), have agreed to amend the Agreement by executing this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BTO and Janssen hereby agree to amend the Agreement as provided herein:

1.    Extension of Period for Amending the Collaboration Agreement. Section 13.2.7 of the Agreement is hereby amended and restated in its entirety as follows:

13.2.7 Termination for Failure to Amend the Prior Collaboration Agreement. If an amendment to the Prior Collaboration Agreement extending the term thereof is not executed by the parties thereto prior to March 6, 2026, Janssen may terminate this Agreement on ten (10) days’ prior notice to BTO.

2.     Except as specifically amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the Agreement and this Second Amendment, the provisions of this Second Amendment shall prevail.

This Second Amendment to the Agreement is signed on the dates set forth below by duly authorized representatives of BTO and Janssen, respectively.

BillionToOne, Inc.                 Janssen Biotech, Inc.

By: /s/ Thomas Lynch                By: /s/ Biljana Naumovic

Name: Thomas Lynch                Name: Biljana Naumovic

Title: General Counsel            Title: Managing Director

Date: 06 January 2026            Date: 06 January 2026